UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)               November 14, 2002
                                                               -----------------


                              INSITUFORM EAST, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



 0-10800                                                             52-0905854
--------------------------------------- ----------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)



3421 Pennsy Drive, Landover, Maryland                                20785-1608
--------------------------------------- ----------------------------------------
(Address of principal executive offices)                             (Zip Code)



               Registrant's telephone number including area code:
                              (301) 386-4100 (tel)
                              (301) 386-2444 (fax)


                                      None
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          (Former name or former address, if changed since last report)

Item 5.    Other Events.

           See press release of the registrant dated November 14, 2002 attached hereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2002                     INSITUFORM EAST, INCORPORATED
                                            ------------------------------------
                                            (Registrant)


                                            By: /s/ Robert W. Erikson
                                            ------------------------------------
                                            Robert W. Erikson
                                            President



                                                                 PRESS RELEASE
                                                         For Immediate Release


                      INSITUFORM EAST REPORTS FIRST QUARTER
                            FISCAL YEAR 2003 RESULTS

     LANDOVER,  MD, November 14, 2002 - INSITUFORM EAST,  INCORPORATED  (NASDAQ:
INEI) reported a consolidated net loss of -$281,965 (-$0.06 per share) on sales of $2.6 million for the first quarter of fiscal 2003 ended September 30, 2002. In the first quarter of the previous fiscal year, the Company recognized a consolidated net loss of -$1,134,998 (-$0.26 per share) on sales of $4.9 million.

                         CONSOLIDATED FINANCIAL SUMMARY

                                                               Three Months Ended September 30,
                                                                2002                   2001
                                                                ----                   ----
        Sales                                                  $2,602,127          $ 4,864,856
                                                               ===========         ============
        Net Loss                                               $ (281,965)         $(1,134,998)
                                                               ===========         ============
        Net Loss Per Share                                     $    (0.06)         $     (0.26)
                                                               ===========         ============
        Basic and Diluted Weighted Average Shares
          Outstanding                                           4,356,862            4,356,862

     The Company attributed its unfavorable results for the fiscal quarter ended September 30, 2002 primarily to a reduced volume of immediately workable backlog in the Company's licensed Insituform(R) process territory. With respect to forward-looking information, and while there can be no assurances regarding the Company's future operating performance, the Company anticipates the continuation of its current reduced level of immediately workable backlog for the remainder of fiscal year 2003. As previously reported, the Company was not the low bidder on renewal work during fiscal year 2002 with its then largest Insituform process customer, a county government in the Washington, D.C. metropolitan area, and the loss of such significant work has had a large negative impact on the Company's workable backlog pending the procurement of replacement contracts. The Company intends to continue to pursue an aggressive cost reduction program in response to its current and forward anticipated adverse business conditions.

     The  Company's  total  backlog  value  of all  uncompleted  and  multi-year contract awards was approximately $12.1 million at September 30, 2002 as compared to $13.7 million at September 30, 2001. The twelve-month backlog at September 30, 2002 was approximately $9.9 million as compared to $11.2 million at September 30, 2001. The total backlog value of all uncompleted and multi-year contracts at September 30, 2002 and 2001 includes work not estimated to be released and installed within twelve months, as well as potential work included in term contract awards which may or may not be fully ordered by contract expiration. While potentially helpful as a possible trend indicator, "total" and "twelve-month" backlog figures at specific dates are not necessarily indicative of sales and earnings for future periods due to the irregular timing and receipt of major project awards, including large, multi-year, menu-priced contracts with estimated but uncertain order quantities further subject to the specifics of individual work releases. On a week-to-week and month-to-month basis, the availability of often volatile "immediately workable" backlog most directly affects productivity, with such availability subject to unpredictable changes such as weather, customer-initiated delays and found variances in site conditions.

     In addition to immediately workable backlog, another significant factor affecting the Company's future performance remains the volatility of earnings as a function of sales volume at normal margins. Accordingly, because a substantial portion of the Company's cost are semi-fixed in nature, earnings can, at times, be severely reduced or eliminated during periods of either depressed sales at normal margins or material increases in discounted sales, even where total revenues may experience an apparent buoyancy or growth from the addition of discounted sales undertaken from time-to-time for strategic reasons. Conversely, at normal margins, increases in period sales typically leverage positive earnings significantly.

     This press release contains forward-looking statements, which are inherently uncertain and therefore amplify evaluation risks. The Company's future results could differ materially from those currently anticipated due to a number of factors, including, without limitation, the availability of immediately workable backlog, mix of work, weather, changes in interest rates and general economic conditions, legislative/regulatory changes and other factors set forth in reports and documents filed by the Company with the Securities and Exchange Commission from time to time.

     Insituform East, Incorporated and its subsidiaries are engaged in the trenchless rehabilitation of underground sewers and other pipelines primarily using cured-in-place pipe ("CIPP") rehabilitation processes to produce a shape-conforming "pipe-within-a-pipe." Since 1978, the Company has performed work in six Mid-Atlantic States and the District of Columbia using the patented Insituform(R) process under territorially exclusive license agreements. Utilizing other trenchless CIPP processes, the Company's presently dormant wholly-owned subsidiary, Midsouth Partners, is entitled to operate substantially without geographic restriction. The Company's CIPP rehabilitation processes utilize custom-manufactured unwoven polyester fiber felt tubing, with an elastomeric coating on the exterior surface. The flat, pliable tube is later impregnated with a liquid thermosetting resin and the resin-saturated material is inserted in the pipe through an existing manhole or other access point. Using a temporary inversion duct and cold water pressure, the material is turned inside out as it is forced through the pipeline. When the inverted and inflated tube is fully extended, the cold water is recirculated through a heat-exchange unit. The heated water cures the thermosetting resin to form a new, hard, jointless, impact and corrosion resistant cured-in-place pipe within the original pipe. Lateral or side connections are then reopened by use of a remotely controlled cutting device.

                                      * * *

Contact:    Robert W. Erikson                        George Wm. Erikson
            President                                Chairman
            (301) 386-4100                           (301) 386-4100